                         [GRAPHIC] THE
                                   FRANKLIN
                                   Life Insurance Company
                         --------------------------------
                         *An American General Company
                         #1 Franklin Square, Springfield, Illinois 62713-0001

Dear Contract Owner:

We are pleased to provide this unaudited report for the six-month period ended June 30, 1998, which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                                              Investment Position
                                              -------------------

                               June 30, 1998   December 31, 1997   June 30, 1997
                               -------------   -----------------   -------------
     Variable Portion:
     -----------------
     Accumulation Unit Value       $108.49           $98.43           $91.56
                                   -------           ------           ------
                                   -------           ------           ------
     Percentage Change From:
          December 31, 1997         +10.22%
                                    -------
                                    -------
          June 30, 1997             +18.49%
                                    -------
                                    -------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at June 30, 1998 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in the first half of 1998 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the second half of 1998, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1998 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1998 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The United States economy continued to expand at an above average rate through the first quarter of 1998, as measured by the Gross Domestic Product. The Gross Domestic Product increased 3.8% in 1997 and 5.4% in the first quarter of 1998. The economy is expected to slow from the pace of the last six quarters to a more normal growth rate of 2.0% to 2.5% for the second quarter and balance of 1998. Employment has continued to expand, with the unemployment rate dropping to 4.3% in May and back up to 4.5% in June. Intermediate and long term interest rates have declined somewhat in the first half of 1998 and short term interest rates have held steady, with the Federal Reserve Board holding the Federal Funds rate at 5.50% since March 25, 1997. The stock market continued to move up during the first half of 1998 as new funds flowed into equity mutual funds. Stock prices are currently considered to be high by most traditional measurements. The Standard & Poor's 500 Index was up 16.8% in the first six months of the year despite the high price/earnings ratios, the slowing growth of corporate earnings and the economic conditions of several foreign countries.

Inflation, as measured by the Gross Domestic Product deflator, was up 1.7% in 1997, and for the first three months of 1998 inflation increased at an annual rate of 1.1%. The Consumer Price Index increased by 1.7% in 1997, the lowest increase since 1986, but April prices increased 0.2% and then May prices increased 0.3%, the highest gain in 17 months. June Consumer Prices were just announced at +0.1%, down from May in light of lower energy prices and the lower Asian currencies which reduced import prices. The Producers Price Index increased 0.2% in April and May after recording five straight months of declining prices. The Producers Price Index is currently showing a decline of 0.9% from May 1997 to May 1998. Corporate profits declined 1.2% in the first quarter of 1998 after several years of good growth. Strong flow of new money going into equity mutual funds the first six months of this year has helped to move equity prices higher. Continued higher stock prices are contingent upon higher corporate profits, lower interest rates, the ability to move price/earnings ratios higher and the ability of several foreign governments to work through economic problems.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                        Cordially yours,

                                        /s/ William A. Simpson

                                        William A. Simpson
                                        Chairman and Chief Executive Officer

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1998
                                    (UNAUDITED)


Assets
          Investments-at fair value (cost-$5,942,360):
                    Common stocks                                                           $  11,123,254
                    Short-term notes                                                            1,166,607
                                                                                            -------------
                                                                                               12,289,861
          Cash on deposit                                                                          71,414
          Dividends and interest receivable                                                        13,633
                                                                                            -------------
                                        Total Assets                                           12,374,908

Liability -due to The Franklin Life Insurance Company                                              17,490
                                                                                            -------------

Contract owners' equity
          Annuity reserves                                              $      19,775
          Value of 113,721.261 accumulation units outstanding,
          equivalent to $108.49020941 per unit                             12,337,643       $  12,357,418
                                                                        -------------       -------------
                                                                                            -------------

                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)
Investment income
          Dividends                                                     $      65,429
          Interest                                                             39,562
                                                                        -------------
                              Total Income                                                  $     104,991

Expenses
          Mortality and expense charges                                 $      62,854
          Investment management services                                       27,477
                                                                        -------------
                              Total expenses                                                       90,331
                                                                                            -------------
                              Net investment income                                                14,660

Realized and unrealized gain on investments:
          Net realized gain from investment transactions
           (excluding short-term investments):
                    Proceeds from sales                                 $     300,890
                    Cost of investments sold (identified cost method)         139,273
                                                                        -------------
                                        Net realized gain                                         161,617
          Net unrealized appreciation of investments
                    Beginning of period                                 $   5,298,442
                    End of period                                           6,347,501
                                                                        -------------
                              Net unrealized appreciation                                       1,049,059
                                                                                            -------------
                              Net gain on investments                                           1,210,676
                                                                                            -------------
                              Net increase in contract owners'
                               equity resulting from operations                             $   1,225,336
                                                                                            -------------
                                                                                            -------------

                  STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                              SIX MONTHS              YEAR
                                                                            ENDED JUNE 30,           ENDED
                                                                                  1998            DECEMBER 31,
                                                                             (UNAUDITED)              1997
                                                                            ----------------------------------
Net investment income                                                        $      14,660       $      78,567
Net realized gain from investment transactions                                     161,617             452,962
Net unrealized appreciation of investments                                       1,049,059           1,714,372
                                                                            ----------------------------------
          Net increase in contract owners' equity resulting from operations      1,225,336           2,245,901
Net contract purchase payments                                                      78,228             268,272
Reimbursement for contract guarantees                                                    -                 172
Annuity payments                                                                    (2,557)             (4,568)
Withdrawals                                                                     (1,238,478)         (1,636,104)
                                                                            ----------------------------------
          Net increase in contract owners' equity                                   62,529             873,673
          Contract owners' equity at beginning of period                        12,294,889          11,421,216
                                                                            ----------------------------------
          Contract owners' equity at end of period                           $  12,357,418       $  12,294,889
                                                                            ----------------------------------
                                                                            ----------------------------------


                         SEE NOTES TO FINANCIAL STATEMENTS

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                              PORTFOLIO OF INVESTMENTS
                                   JUNE 30, 1998
                                    (UNAUDITED)

   NUMBER
     OF                                                                 FAIR
   SHARES                                                              VALUE
------------                                                       -------------
               COMMON STOCKS (90.01%)
               BANKING (5.10%)
    12,862       SLM Holding Corporation                            $  630,238
               BEVERAGES (1.47%)
     4,400       PepsiCo, Incorporated                                 181,225
               BUSINESS SERVICES (1.64%)
     5,600       Equifax Inc.                                          203,350
               CHEMICALS (2.11%)
     2,700       Dow Chemical                                          261,056
               COMPUTER SERVICES (3.85%)
     8,100       Ceridian Corporation*                                 575,875
               COSMETICS & HOUSEHOLD PRODUCTS
                 (3.68%)
     8,000       Gillette Company                                      455,000

               DRUGS & HEALTH CARE (26.66%)
     8,000       Eli Lilly and Company                                 530,000
     4,300       Merck & Company, Inc.                                 575,125
     4,200       Pfizer, Incorporated                                  456,487
     6,450       St. Jude Medical, Inc.*                               237,441
     6,600       Schering-Plough Corporation                           604,725
     6,000       Stryker Corporation                                   230,250
    16,000       Walgreen Company                                      661,000
                                                                   -------------
                                                                     3,295,028
               ELECTRONICS & INSTRUMENTATIONS
                 (2.81%)
     5,800       Hewlett-Packard Company                               347,275
               FOOD PROCESSING (2.72%)
    10,600       ConAgra, Inc.                                         335,888
               FOOD - RETAIL (2.39%)
     5,700       Albertson's, Inc.                                     295,331
               FOOD - WHOLESALE ( 2.78%)
    13,400       Sysco Corporation                                     343,375
               HOUSEHOLD PRODUCTS (1.49%)
     3,700       Newell Co.                                            184,306
               MACHINERY - INDUSTRIAL & CONSTRUCTION
                 (.62%)
     1,500       Fluor Corporation                                      76,500

               OFFICE EQUIPMENT & SERVICES (7.92%)
    15,055.75    Compaq Computers Corporation                          427,207
     4,800       International Business Machines
                      Corporation                                      551,100
                                                                   -------------
                                                                       978,307
               OIL SERVICES & DRILLING ( 2.23%)
     6,200       Halliburton Company                                   275,513

   NUMBER
     OF                                                                 FAIR
   SHARES                                                              VALUE
------------                                                       -------------
               OILS & OIL RELATED PRODUCTS (4.69%)
     5,400       Amoco Corporation                                     225,450
     2,600       Atlantic Richfield Company                            203,125
     2,600       Kerr-McGee Corporation                                150,475
                                                                   -------------
                                                                       579,050
               PACKAGING - CONTAINERS ( 3.65%)
     8,400       Avery-Dennison Corporation                            451,500
               PHOTOGRAPHY ( 2.42%)
     4,100       Eastman Kodak Company                                 299,556
               RETAIL-SPECIALTY (2.84%)
     7,200       NIKE, Inc.                                            350,550
               TECHNOLOGY (6.22%)
     5,000       AMP, Incorporated                                     171,875
     4,950       Diebold, Incorporated                                 142,931
     4,800       Intel Corporation                                     355,800
     3,600       Millipore Corporation                                  98,100
                                                                   -------------
                                                                       768,706

               UTILITIES - TELEPHONE (2.72%)
     5,000       BellSouth Corporation                                 335,625
                                                                   -------------

                                              TOTAL COMMON STOCKS
                                                (COST-$4,775,753)   11,123,254

 PRINCIPAL
  AMOUNT
  ------
               SHORT-TERM NOTES (9.44%)
$1,075,000     United States Treasury Bill
                 4.75%, due 7/23/98  (cost-$1,067,057)               1,067,057
$  100,000     United States Treasury Bill
                 4.76%, due 7/23/98 (cost-$99,550)                      99,550
                                                                   -----------
                                           TOTAL SHORT-TERM NOTES    1,166,607
                                                                   -----------

                                       TOTAL INVESTMENTS (99.45%)
                                                (COST-$5,942,360)   12,289,861

                                       CASH AND RECEIVABLES, LESS
                                                LIABILITY (.55 %)       67,557
                                                                   -----------

                                           TOTAL CONTRACT OWNERS'
                                                  EQUITY (100.0%)  $12,357,418
                                                                   -----------
                                                                   -----------

*NON-INCOME PRODUCING INVESTMENT DURING THE SIX-MONTH PERIOD ENDING
JUNE 30, 1998.


                         SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during the six-month period ended June 30, 1998 aggregated $153,637 and $300,890, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $7,448 and $16,926 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin for the six-month period ended June 30, 1998 and the year ended December 31, 1997, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                           SIX MONTHS ENDED                 YEAR ENDED
                            JUNE 30, 1998                  DECEMBER 31,
                             (UNAUDITED)                       1997
                    -----------------------------------------------------------

                       UNITS          AMOUNT         UNITS          AMOUNT
                       -----          ------         -----          ------
Balance at
  beginning of
  period               124,714    $12,275,509        139,945    $11,403,341

Purchases                  726         78,228          2,945        268,272

Net investment
  income*                 -             4,625           -            78,354

Net realized gain
  from investment
  transactions*           -           161,226           -           451,738

Net unrealized
  appreciation
  of investments*         -         1,046,533           -         1,709,736

Withdrawals            (11,719)    (1,238,478)       (18,176)    (1,636,104)

Reimbursement
  for contract
  guarantees*             -              -              -               172
                    -----------------------------------------------------------
Balance at end
 of period             113,721    $12,337,643        124,714    $12,275,509
                    -----------------------------------------------------------
                    -----------------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments at June 30, 1998 and December 31, 1997 was as follows:

                                JUNE 30, 1998   DECEMBER 31,
                                 (UNAUDITED)        1997
                                ----------------------------
Gross unrealized appreciation      $6,379,664     $5,387,633

Gross unrealized depreciation          32,163         89,191
  Net unrealized appreciation   ----------------------------
  of investments                   $6,347,501     $5,298,442
                                ----------------------------
                                ----------------------------

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               SIX
                                                              MONTHS
                                                              ENDED
                                                             JUNE 30,                YEAR ENDED DECEMBER 31,
                                                               1998      --------------------------------------------------
                                                            (UNAUDITED)       1997        1996        1995        1994
                                                          -----------------------------------------------------------------
Investment income                                                $.881      $1.910      $1.685      $1.948      $1.408
Expenses                                                          .758       1.312       1.090        .875        .773
                                                          -----------------------------------------------------------------
Net investment income                                             .123        .598        .595       1.073        .635
Net realized and unrealized gain (loss) on investments           9.938      16.346      11.690      14.139       (.240)
                                                          -----------------------------------------------------------------
Net increase in accumulation unit value                         10.061      16.944      12.285      15.212        .395
Accumulation unit value:
  Beginning of period                                           98.429      81.485      69.200      53.988      53.593
                                                          -----------------------------------------------------------------
  End of period                                               $108.490     $98.429     $81.485     $69.200     $53.988
                                                          -----------------------------------------------------------------
                                                          -----------------------------------------------------------------

Ratio of expenses to average net assets (annualized)             1.44%       1.44%       1.44%       1.44%       1.44%
Ratio of net investment income to average net assets
  (annualized)                                                    .23%        .66%        .79%       1.76%       1.18%
Portfolio turnover rate (annualized)                             1.40%        .70%       4.77%      14.66%      88.99%
Number of accumulation units outstanding at end of period      113,721     124,714     139,945     150,474     172,507
---------------------------------------------------------------------------------------------------------------------------


                    MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

              Matter                                       Votes:

     -----------------------                 ---------------------------------

                                              For          Against     Abstain
                                             ------        -------     -------
Election of
Robert G. Spencer as
Member, Board of Managers                    52,846        683              0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                    52,751        778              0

Election of
James W. Voth as
Member, Board of Managers                    52,846        683              0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                    52,846        683              0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                         52,200        573            756